SCHEDULE 14A (RULE 14A-101)

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [ ]

                 Filed by a Party other than the Registrant [x]

                           Check the appropriate box:
                         [x] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                               Rule 14a-6(e) (2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                    [ ] Soliciting Material Under Rule 14a-12

                           Goldtech Mining Corporation
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Goldtech Mining Corporation Shareholders Protective Committee
               (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER
                              THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed: September 27, 2004

                                    NOTICE OF
                       SPECIAL MEETING OF SHAREHOLDERS OF
                           GOLDTECH MINING CORPORATION
                  TO BE HELD AT 10:00 A.M. ON OCTOBER 26, 2003
                                     AT THE
                                  BELLEVUE INN
                                11211 MAIN STREET
                              BELLEVUE, WASHINGTON


                                 PROXY STATEMENT
                                       OF
          GOLDTECH MINING CORPORATION SHAREHOLDERS PROTECTIVE COMMITTEE
                     IN OPPOSITION TO THE BOARD OF DIRECTORS
                         OF GOLDTECH MINING CORPORATION



This Proxy Statement, dated October ___, 2004 (Proxy Statement), and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Goldtech Mining Corporation Shareholders Protective Committee (the Shareholders Committee) to be voted at the special meeting of Goldtech Mining Corporation (the Company) to be held at 10:00 a.m. (local time) on October 26, 2004, and at any adjournments, postponements, or reschedulings thereof (the Special Meeting).

At the Special Meeting, a vote will be held on the following proposals:

1. To remove four of the five current members of the Companys Board of Directors.

2. To elect five new directors to serve as members of the Board of Directors until the next annual meeting of shareholders or until the election and qualification of each of their successors.

The Shareholders Committee has nominated the following five individuals for election as members of the Board of Directors (each individually a Shareholders Committee Nominee, and collectively, the Shareholders Committee Nominees):

(1) KEITH ROBERTSON

(2) MICHAEL MAGRUDER

(3) JAMES STEWART

(4) SUE PEARCE

(5) JOSEPH VIZZARD

Tolan Furusho, currently an incumbent director, will remain a director; therefore, no proposal is being made for his nomination.

Pursuant to this Proxy Statement, we are soliciting your proxy in support of the removal of Tracy Kroeker, Ralph Jordan, Jack Laskin and Nancy Egan as directors of the Company and the election of the Shareholders Committee Nominees as directors of the Company.

The Proxy Statement and proxy card are first being mailed to the shareholders of the Company on or about October ___, 2004.




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

                                  I. BACKGROUND

Members of the Shareholders Committee are soliciting proxies for the removal of Tracy Kroeker, Ralph Jordan, Jack Laskin and Nancy Egan as members of the Companys Board of Directors for, among other things, the following reasons.

The closing price of shares of common stock of the Company on the Over-the-Counter Bulletin Board (OTCBB), despite the Company acquiring the rights to develop three significant mining properties including property from Solid Resources Inc. a publicly traded Canadian company, (Solid Resources) has steadily declined from $2.00 per share on March 4, 2004 to a closing price of $0.11 per share on September 20, 2004.

In March 2004, the Company formed a wholly owned Canadian subsidiary in the Province of British Columbia, Canada for the solicitation of tax credit funds to further finance the development of the Mets II Property and the Silver Cup Property in British Columbia. The plan was to raise a minimum of $2,000,000 and a maximum of $5,000,000 through tax credit funds generated by an accomplished contracted group, Cornish Group of Companies, of Victoria, British Columbia. The Cornish Group of Companies has successfully generated millions of dollars in funds for oil and gas, mining and real estate financings. Tracy Kroeker, President of the Company stopped all of the development of the tax credit financings. The British Columbia properties were never investigated by Kroeker or any of the current board with the exception of Tolan Furusho, as to worth or mining feasibility even though approximately $2,000,000 Canadian dollars had previously been spent on the Mets II area property and the Silver Cup Properties which consists of 85 separate mineral claims on 4400 acres. The Shareholders Committees Nominees will reinstate these tax credit financing programs if elected.

Since March 2004, the current Board of Directors has issued a number of shares of common stock registered on Securities and Exchange Commission (SEC Form S-8 to persons in exchange for services to the Company. The total number shares of common stock approved for issuance by the Board of Directors on Form S-8 since March 2004 totals 1,325,000, or approximately 9.5% of the outstanding shares of common stock of the Company. The Shareholder Committee does not believe that the value of the consideration received from the persons purportedly performing consulting services on behalf of the Company merited a 9.5% dilution in the percentage ownership of the issued and outstanding shares of common stock of the Company.

In May 2004, activity in buying and selling of shares of common stock was affected as a result of an E being placed on the Companys symbol, i.e. GMNCE notifying the investing public that the Company failed to timely file its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004. The Shareholders Committee believes such untimely filing further cause the precious decline in the market value to the common stock of the Company and that the Form 10-QSB should have been timely filed.

In May 2004, the Shareholders Committee believes that certain directors of the Company engaged in a transaction, not approved by the entire Board of Directors, to offer and sell 200,000 shares of common stock of the Company to a natural person resident in state of New York, at a purchase price equal to approximately 20% less than the market price for the common stock of the Company. The Shareholders Committee believes that the purchaser of such shares only paid $50,000, resulting in a purchase price equal to approximately 75% less than the market price for common stock of the Company.

In June 2004, the Shareholders Committee believes that certain directors of the Company engaged in a transaction to offer and issue 200,000 shares of common restricted stock of the Company to an affiliate of the natural person mentioned in the preceding paragraph in exchange for public relations services to the Company. The Shareholder Committee believes that such purchaser does not intend to provide bona fide services of the Company and that such services are not in the best interests of the Company and that those shares should be surrendered to the Company .


 The  Shareholders   Committee  believes  that  the  Company  is
unnecessarily in danger of losing certain rights to develop minerals in Spain pursuant to an agreement with Solid Resources, Inc., and that such development rights are one of the most valuable asset of the Company. The Shareholders Committee believes that the Board of Directors has not devoted the efforts necessary for the Company to adequately safeguard its assets pursuant to the Companys agreement with Solid Resources and/or to protect the current Company shareholders.

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

In August and September 2004, activity in buying and selling of shares of common stock was affected as a result of an E being placed on the Companys symbol, i.e. GMNCE, notifying the investing public that the Company failed to timely file its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004. The Shareholders Committee believes such untimely filing further cause the decline in the market value to the common stock of the Company and that the Form 10-QSB should have been timely filed.

In September 2004, certain stockholders of the Company, as stated on Exhibit A to this proxy statement consented to Keith Robertson, a stockholder of the Company, forming a group now called the Goldtech Mining Corporation Shareholders Protective Committee. The Shareholders Committee publicly announced its formation on September 21, 2004.

On September 16, 2004 and as amended on September 23, 2004, the members of the Shareholders Committee delivered to the Company a request that the Company call a special meeting of its shareholders to remove four of the five current members of its Board of Directors (except Tolan Furusho) and elect the following individuals to the Board of Directors: Keith Robertson, Michael Magruder, James Stewart, Sue Pearce and Joseph Vizzard.

On September 21, 2004, the Company reported in a Form 8-K, which stated in its entirety that On September 20, 2004, the Board of Directors, by a unanimous vote ratified its resolution of September 7, 2004 to unwind the acquisition of certain assets of Goldtech Mining Corporation (a Washington Company) and to seek the return of the 11,110,000 shares issued for the acquisition of such assets. On September 20, 2004 the Board also noted that Mr. Tolan Furusho is no longer a director as he had been added to the Board of Directors for the special purpose of overseeing development of the properties acquired from Goldtech Mining Corporation (the Washington Corporation).

The Shareholders Committee believes that the Company has no basis upon which to unwind (presumably meaning seeking to return assets to the seller and seeking the return of consideration paid for such assets) the acquisition of certain assets, specifically mining properties located in British Columbia, Canada, purchased from Goldtech Mining Corporation, a Washington corporation, which changed their corporate name to New World Mining Corporation to avoid confusion with the public company. The Shareholders Committee has been advised by counsel that Tolan Furusho can be removed as a director only by an affirmative vote of not less than two-thirds of the voting securities of the Company, which vote has not occurred. Additionally, the Company has not complied with the regulations of the Securities and Exchange Commission regarding the disclosure requirements and the proper procedure for making such disclosure requirements in Form 8-K, when disclosing the removal of a director. Therefore, as a matter of law, Mr. Furusho remains a director of the Company, and the attempt by the Board of Directors to unwind the acquisition of certain assets of Goldtech Mining Corporation, a Washington, now New World Mining Corporation, is invalid and without effect because (1) Mr. Furusho, as a director of the Company, neither consented to such action nor received notice of any meeting of the board of directors for such proposed action; and (2) there is no legal standing to unwind such transaction and cancel the shares derived from that asset acquisition. The Shareholders Committee believes that the investing public purchased shares of the Company in the marketplace predicated upon those British Columbia mining properties being part of the assets of Goldtech Mining Corporation.

As of the date of this filing, the Company has posted negative earnings for 8 consecutive quarters and now has an accumulated deficit of over $7,007,852 million. The Shareholders Committee believes that the Companys record of negative earnings and its accumulated deficit is unnecessary and unacceptable.

                                                       II. REMOVAL OF DIRECTORS

The Shareholder Committee has called the Special Meeting to present a proposal to remove Tracy Kroeker, Ralph Jordan, Jack Laskin and Nancy Egan as members of the Companys Board of Directors. Tolan Fursho, also currently a member of the Board of Directors and member of the Shareholders Committee, shall serve his remaining term as a director.

Under Nevada law and the Bylaws of the Company, the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote at the special meeting is required to adopt this proposal. No showing of cause is required. Thus, if you abstain, if there is a broker non-vote with regard to your shares (that is, if your shares are held of record by your broker without discretionary authority and you do not give him voting direction), or if your shares are not present to vote at the Special Meeting (either in person or by proxy), it will have the same effect as a vote against the proposal to remove four of five of the Companys current directors. Abstentions are the equivalent of a vote against the removal of the current members of the Companys board of directors because the removal requires the affirmative vote of two-thirds of all the shares, not just those voting at the meeting.

WE STRONGLY RECOMMEND THAT YOU VOTE FOR OUR PROPOSAL TO REMOVE TRACY KROEKER, RALPH JORDAN, JACK LASKIN AND NANCY EGAN AS MEMBERS OF THE COMPANYS BOARD OF DIRECTORS.

                           III. ELECTION OF DIRECTORS

The Companys Bylaws provide for a Board of Directors of between one and ten individuals. At the Special Meeting, the shareholders will also vote on a proposal to elect five new directors to serve on the Board until the next annual meeting of shareholders or until the election and qualification of each of their successors.

Under the Companys Bylaws and Nevada law, the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to elect the Shareholder Committee Nominees. Broker non-votes with respect to the election of directors will not affect the outcome of the vote on such matter unless they result in the nominees with the greatest numbers of votes not also receiving a majority of the required quorum. Abstentions are not treated as votes cast for or against the election of directors, but they are treated as represented at the meeting and part of the quorum with respect to such matter and therefore have the same legal effect as a vote against such matter.

WE STRONGLY RECOMMEND A VOTE FOR THE SHAREHOLDER COMMITTEE NOMINEES, KEITH ROBERTSON, MICHAEL MAGRUDER, JAMES STEWART, SUE PIERCE AND JOSEPH VIZZARD

GENERAL

The Companys Board of Directors is currently composed of five directors. Each director is elected to hold office until the Companys next annual meeting or until the election and qualification of each of their successors.

The Shareholders Committee Nominees Keith Robertson, Michael Magruder, James Stewart, Sue Pierce and Joseph Vizzard are described in more detail below.

Shareholders Committee Nominees are not members of the present board, and each Shareholders Committee Nominee is a citizen of the United States.

Each Shareholders Committee Nominee has consented in writing to being named as a nominee for election as a director in the proxy materials to be used in connection with the Special Meeting and, if elected, has consented to serving as a director. The Shareholders Committee is unaware of any reason why any Shareholders Committee Nominee, if elected, should be unable to serve as a director.

If elected,  the  Shareholders  Committee  Nominees  currently  intend to do the
following  as  soon  as  possible   pursuant  to  the   Companys   Articles  of
Incorporation, Bylaws and applicable law:

     o Review all offers and sales of securities of the Company of shares of common stock registered on Form S-8 to determine whether the use of Form S-8 was available for such issuances, whether such offers and sales were in the best interests of the Company, and whether services obligated to be performed by certain consultants to the Company have been performed;

     o Focus the Companys business on the development of resources under the three principal properties that the Company has the right to develop;

     o Increase transparency of the Company to its shareholders;

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

     o Disclose all material events of the Company in its filings with the Securities and Exchange Commission; and

     o Take a proactive approach to maximizing the value of the Companys shares of common stock.

Each  Shareholders  Committee  Nominee has furnished the Shareholders  Committee with information concerning his principal occupation for the proceeding five-year period, business addresses and other matters. Except as disclosed herein, (a) no Shareholders Committee Nominee has ever served as an officer, director or employee of the Company, (b) there are no arrangements or understandings between any Shareholders Committee Nominee and any other person pursuant to which that the Shareholders Committee Nominee was selected as a nominee to serve as a director of the Company or with respect to any future employment by the Company or any future transactions to which the Company or any of its affiliates will or may be a party and (c) no Shareholders Committee Nominee shall receive any form of compensation for serving in the capacity as a director of the Company.

THE SHAREHOLDERS COMMITTEE NOMINEES

KEITH ROBERTSON, AGE 33

Mr. Robertson is currently the President and CEO of C3 Consultants, a privately held firm that focuses on helping companies acquire private funding for development, expansion and start-up capital. Prior to starting C3 Consultants in early 2004, Mr. Robertson worked as an investment executive for 10 years assisting clients with their investing needs in all areas of finance. During this period, Mr. Robertson was the President and Vice President of the Stock and Bond Club, which catered to educate investment executives on public companies presenting their backgrounds and reasons for investment.

In addition, Mr. Robertson has served as the Director of Corporate Finance and Board Member of a local, publicly traded company. In this role, he has made acquisition decisions, placed capital, and found sources of capital for development. The acquisition entailed land development, sporting goods manufacturing, and technology development. He also served as Chief Technology Officer for one of the brokerage companies, being responsible for a data, networking and computing areas of the entire office.

Mr. Robertson also serves as a Board Member of a non-profit organization for a local sports youth complex. This 60,000 square foot facility provides basketball, volleyball, sports instruction, and weight room facilities for the players.

Mr. Robertson was born and raised in the Spokane, Washington area. He attended the University of Washington and finished his studies at Eastern Washington University. He holds a BA in Finance and Economics and holds a number of securities and insurance licenses.

MICHAEL MAGRUDER, AGE 54

Mr. Magruder has been an instructor in the Seattle School District, of Seattle Washington, and has taught physical education and/or mathematics at four schools in the District since 1984. From 1978 to 1984, Mr. Magruder was a mathematics and physical education instructor for the Catholic Archdiocese of Seattle. Mr. Magruder received his BA in Education from Central Washington University and MS in Education from Antioch University.

JAMES STEWART, AGE 74

Before retiring in 1998, Mr. Stewart worked for 25 years as an executive recruiter in the high tech industry.

SUE PEARCE, 58

Since 1995, Ms. Pearce has been employed as a jewelry broker for Pawn Ex-change. Prior to her employment with Pawn Ex-Change, Ms. Pearce worked for 25 years as an executive recruiter in the high tech industry. In addition she recently served on a committee reviewing the form of government for the City of Redmond, Washington.

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

JOSEPH VIZZARD, AGE 58

Since 1988, Dr. Joseph Vizzard has been a clinical psychologist in private practice. He has a Ph. D. in Clinical and Rehabilitation Psychology.


COMMON STOCK OWNERSHIP OF THE SHAREHOLDER COMMITTEE NOMINEES

The following table sets forth the beneficial ownership, as of September 14, 2004 (the Record Date), of the Common Stock by each of the Shareholders Committee Nominees. Except as otherwise indicated below, all shares indicated are held with sole voting and disposition rights.

NAME            NUMBER OF SHARES       PERCENT OF
                   OWNED               CLASS(1)(2)

KEITH ROBERTSON    50,009                3.7%

MICHAEL MAGRUDER      -0-                 -0-%

JAMES STEWART      14,650                0.10%

SUE PEARCE         14,000                0.10%

JOSEPH VIZZARD     40,800                0.30%


(1) On the Record Date, according to the Companys transfer agent, the Company had 13,895,991 shares of its common stock, $.001 par value per share, outstanding.

(2) As a member of the Shareholders Committee, the party is deemed to have beneficial ownership of all shares owned by members of the Shareholders Committee. The total number of shares beneficially held by the members of the Shareholders Committee is 4,799,500 representing 34.5 % of the class.

ADDITIONAL INFORMATION REGARDING THE SHAREHOLDERS COMMITTEE NOMINEES

No Shareholders Committee Nominee has any family relationships with any executive officer or director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation. No Shareholders Committee Nominee is currently, or has been, involved in any business relationship with the Company or any of its affiliates. No Shareholders Committee Nominee has been indebted to the Company or any of its affiliates.

                                IV. OTHER MATTERS

No business may be transacted at the Special Meeting, other than the matters described in the Notice of Special Meeting of Shareholders sent to the Companys shareholders on October ___, 2004.

                            V. ADDITIONAL INFORMATION


VOTING

The record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting has been fixed the close of business on September 14, 2004. According to the Companys transfer agent, as of September 14, 2004 the Company had outstanding 13,895,991 shares of common stock.

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

You may vote FOR, AGAINST or ABSTAIN with respect to our proposal to remove four of the five current members of the Board of Directors. You may vote FOR ALL of the Shareholder Committee Nominees or you may WITHHOLD AUTHORITY FOR ALL, you may also withhold authority for any individual Shareholder Committee Nominee. Each share of Common Stock is entitled to one vote. In the election of directors, each shareholder has the right to vote the number of shares owned by such shareholder for as many persons as there are directors to be elected. Shareholders do not have the right to cumulate votes.

The proxy holder identified in the proxy card accompanying this Proxy Statement will vote all proxy cards in accordance with the instructions contained in the proxy card and, if no choice is specified, shares represented by the enclosed proxy card will be voted FOR the removal of four of the five current directors of the Company and FOR election of the Shareholders Committee Nominees as directors of the Company.

DISSENTERS RIGHTS

The  Companys  shareholders  have  no  dissenters  rights  under  the  General
Corporation Law of the State of Nevada in connection with the transaction contemplated herein.

REVOCABILITY OF PROXIES

Any person giving a proxy card in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. It may be revoked by filing with the Shareholder Committee an instrument of revocation or a duly executed proxy bearing a later date. It also may be revoked by furnishing the Company a later-dated proxy or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not itself revoke a proxy.

SOLICITATION

These proxies are being solicited by the Shareholders Committee and the Shareholders Committee Nominees. Under applicable regulations of the Securities and Exchange Commission, each member of the Shareholder Committee and each of the Shareholders Committee Nominees is deemed to be a participant in the Shareholder Committees solicitation of proxies in connection with the Special Meeting. Information concerning the Shareholders Committee members, including the addresses and share ownership, is set forth on Exhibit A attached hereto. Each of the Shareholders Committee Nominees business address is c/o The Goldtech Mining Corporation Shareholders Protective Committee c/o Box 377, Colbert, Washington 99005.

Copies of solicitation material will be furnished without charge to banks, brokerage houses, fiduciaries and custodians holding in their name shares of common stock beneficially owned by others to forward to such beneficial owners. The solicitation of proxies will be made by the use of the mails and through direct communication with certain shareholders or their representatives by the Shareholders Committee, who will receive no additional compensation therefor.

The Shareholders Committee will bear the entire cost of this solicitation. Although no precise estimate can be made at the present time, we currently estimate that the total expenditures relating to the proxy solicitation incurred by the Shareholders Committee will be approximately $20,000, of which approximately $5,000 has been spent to date. The Shareholders Committee currently intends to seek reimbursement from the Company for the costs incurred in connection with the solicitation of shareholders. The question of such reimbursement will not be submitted to a vote of shareholders. The Shareholders Committee Nominees may incur incidental expenses if they meet in person or by telephone with shareholders, which the Shareholders Committee may or may not be asked to reimburse.

The Goldtech Special Meeting is October 26, 2004. To support the Shareholders Committee Nominees, you must sign, date and return the enclosed proxy card in the envelope provided.

Even if you have already returned a proxy card to management, you have every right to revoke your earlier vote by signing, dating and mailing a proxy card today.

PLEASE  INDICATE  YOUR  SUPPORT  FOR THE  SHAREHOLDERS  COMMITTEES  NOMINEES BY




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


COMPLETING, SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED ENVELOPE.

               LETS MAKE THE SHAREHOLDERS A PRIORITY AT GOLDTECH!
                SUPPORT OUR EFFORTS TO ENHANCE SHAREHOLDER VALUE.
                       VOTE THE ENCLOSED PROXY CARD TODAY!

If you have any questions about the issues raised in this proxy contest, or for immediate assistance in voting your shares, please contact: Keith Robertson, representative for the Shareholders Committee, Box 377, Colbert, Washington 99005, telephone (509) 993-7928.

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


                                    EXHIBIT A

                       INFORMATION ABOUT THE PARTICIPANTS
                         IN THIS SOLICITATION OF PROXIES

                                          NUMBER OF SHARES OWNED   PERCENT OF
                                                                    CLASS (1)
    NAME AND ADDRESS

Joe Cunningham
410 East Island Highway
Parksville, British Columbia Canada V9P 2G4             300, 000
                                                                           2.2%

Upinder & Praveen Dhinsa
C/o American Harvest Financial Group
1075 Bellevue Way NE, #188
Bellevue, WA98004                                        25,000
                                                                            .18%

Tolan Furusho
2200 112th Avenue NE, #200
Bellevue, WA 98004                                      150,000
                                                                           1.1%

Richard Granieri
2982 SE Bristol Street, #209
Newport Beach, CA 92660                                 175,000
                                                                           1.3%

George Manos
2028 Ralston Court
Florence, SC 29505                                      100,000
                                                                            .72%

Henry Martins
3107 Swallow Place
Abbotsford, British Columbia V2T 5K9                    125,000
                                                                            .9%

Peter Matsousek
#237 2870 NE Hogan #E
Gresham, OR 97030                                        30,000
                                                                           .22%

Morgan Stewart
1055 Seymour Street
Vancouver, British Columbia                             766,000           5.5%

Goldtech Mining Corporation, a Washington corporation
C/o Tolan Furusho
2200 112th Avenue NE, #200




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Bellevue, WA 98004


                                                        63,500
                                                                           .46%


Goldtech Mining Corporation, a Washington corporation
C/o Tolan Furusho
2200 112th Avenue NE, #200
Bellevue, WA98004                                      110,000              .79%

Media Marketing Systems *                               225,000            1.6%




PRKA Investments *                                      225,000            1.6%




Aeromart Trade Systems *                                375,000            2.7%




Grand Rainier Investments *                             255,000            2.7%




Kyber Resources *                                       375,000            2.7%




Media Spark Technologies *                              375,000            2.7%




Mount Access Technologies *                             375,000            2.7%




Plato Agency & Associates *                             375,000            2.7%





Big Blue & Associates *                                 375,000            2.7%




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* C/O Cornish Group of Companies
  1212 345th Quebec Street
  Victoria, British Columbia V8V 1W4

(1) On the Record Date, according to the Companys transfer agent, the Company had 13,895,991 shares of its common stock, $.001 par value per share, outstanding.


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                                      PROXY

    THIS PROXY IS SOLICITED BY THE GOLDTECH SHAREHOLDER PROTECTIVE COMMITTEE
       (THE SHAREHOLDER COMMITTEE) AND NOT BY THE BOARD OF DIRECTORS OF
                           GOLDTECH MINING CORPORATION

                         SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Keith Robertson and Tolan Furusho, each or any of them with full power of substitution, as Proxy for the undersigned to vote all shares of common stock, $.001 par value per share, of Goldtech Mining Corporation, a Nevada corporation (the Company), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 26, 2004, at 10:00 a.m. (local time) or any adjournment(s) or postponement(s) thereof (the Special Meeting), as follows:

The Shareholder Committee Recommends a Vote FOR Proposals 1 and 2.

1. REMOVAL OF TRACY KROEKER, RALPH JORDAN, JACK LASKIN AND NANCY EGAN AS DIRECTORS OF THE COMPANY

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

2. ELECTION OF DIRECTORS TO THE COMPANYS BOARD OF DIRECTORS UNTIL THE NEXT ANNUAL MEETING OF THE SHAREHOLDERS OR UNTIL THE ELECTION AND QUALIFICATION OF EACH OF THEIR RESPECTIVE SUCCESSORS


                     THE SHAREHOLDER COMMITTEE NOMINEES ARE:

                KEITH ROBERTSON, MICHAEL MAGRUDER, JAMES STEWART,
                          SUE PIERCE AND JOSEPH VIZZARD

                   FOR ALL [ ] WITHHOLD AUTHORITY FOR ALL [ ]

(AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) MAY BE WITHHELD BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME(S) OF SUCH NOMINEE(S).)

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned.

If properly executed, this proxy will be voted as directed above. If no direction is given, this proxy will be voted FOR the removal of all current directors of the Company and FOR the election of all Shareholder Committee Nominees.


Dated:  ________________, 2004           Shares owned:


Signature:  _____________________________Signature:  ________________________
Name: _____________________________       Name:
Title (if applicable):  __________________Title (if applicable):  ____________

THE SIGNATURE(S) ABOVE SHOULD AGREE WITH THE NAME(S) SHOWN ON THIS PROXY. WHERE STOCK IS OWNED BY MORE THAN ONE PERSON, ALL OWNERS SHOULD SIGN THE PROXY.




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